                       INTERMAGNETICS GENERAL CORPORATION

                      RESTRICTED STOCK UNIT AWARD AGREEMENT
                    (2000 STOCK OPTION AND STOCK AWARD PLAN)


                  This RESTRICTED STOCK UNIT AWARD AGREEMENT, is dated August 4, 2003 and delivered by INTERMAGNETICS GENERAL CORPORATION, a New York corporation (the "Corporation"), to Thomas J. O'Brien, an employee of the Corporation (the "Grantee").

                  WHEREAS, the Board of Directors of the Corporation (the "Board") on August 4, 2003, approved a grant of restricted stock unit awards (the "Restricted Units") to Grantee as an inducement to his acceptance of employment with the Corporation, in accordance with the terms and provisions thereof; and

                  WHEREAS, the Grantee is entitled to the grant of a restricted stock unit award pursuant to this Agreement;

                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Restricted Stock Unit Award.

         Subject to the terms and conditions set forth in this Agreement, the Corporation hereby awards the Grantee 70,000 Restricted Units (the "Award") under the Plan. The Grantee accepts the Award and agrees to be bound by the terms and conditions of this Agreement and the Plan with respect to the grant.

2. Restricted Unit Account.

         The Corporation shall establish and maintain a Restricted Unit account for and on behalf of the Grantee and shall record in such account the number of Restricted Units awarded to the Grantee. No shares of Common Stock shall be issued to the Grantee at the time the award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareowner of the Corporation with respect to any Restricted Units recorded in the account.

3. Interest not Transferable.

         Unless otherwise provided by law, the Grantee shall not have the right to transfer or otherwise dispose of any interest in the Restricted Unit account, and any attempted transfer or disposition of the account by the Grantee, whether by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary, or involuntary, or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), shall be null and void and have no effect. The Grantee shall not have any interest in any fund or specific asset of the Corporation by reason of this award or the Restricted Unit account established for the Grantee.

4. Lapsing of Restrictions.

         The restrictions applicable to the Restricted Units shall lapse only upon the achievement of the performance targets defined in Appendix A in accordance with the schedule set forth in Appendix A. Restricted Units for which the restrictions lapse in accordance with Appendix A shall be converted into shares of the Corporation's Common Stock and distributed to the Grantee after the Compensation Committee certification with respect to the Company's performance as described in Section 6. The Grantee may make a deferral election in accordance with the Corporation's Deferred Compensation Plan with respect to any shares that are earned under this Agreement.

5. Termination of Restricted Units.

         The period of performance covered by this award shall be from the date of this Agreement until the last day of the Company's fiscal year 2007 (the "Performance Period"). Unless otherwise terminated or converted into Common Stock in accordance with Appendix A, the Restricted Units shall terminate and become null and void ninety (90) days after the expiration of the Performance Period.

         Upon the termination of Grantee's employment relationship with the Corporation for any reason (except as otherwise set forth below), any Restricted Units for which the restrictions have not lapsed shall terminate. Upon termination of Grantee's employment as a result of Board approved retirement (consistent with the Corporation's policies regarding retirement), permanent disability (as determined by the Board consistent with the Corporation's disability plan) or death ("Qualified Reason"), the restrictions may lapse with respect to, at a maximum, the number of Restricted Units granted to Grantee, divided by the number of weeks in the Performance Period, multiplied by the number of weeks employed during the Performance Period prior to Grantee's termination for a Qualified Reason (the "Pro Rata Units"); provided, however, that the restrictions shall lapse with respect to the Pro Rata Units only in accordance with the Company's achievement of the performance targets provided in Appendix A through the end of the fiscal year in which the Qualified Reason occurs, as described on Appendix A.

         The Grantee's transfer within the Corporation or any of its subsidiaries shall not be deemed to be a termination of the employment.

6. Procedures.

         Within sixty (60) days following the end of each of the Corporation's fiscal years during the Performance Period, the Compensation Committee will certify to the Corporation's Corporate Secretary the actual performance achieved with respect to the criteria set forth in Appendix A. In addition, the Compensation Committee will certify to the Corporation's Corporate Secretary any Restricted Units with respect to which the restrictions have lapsed. Upon receipt of such certification, the Corporate Secretary will cause the Company's transfer agent to issue to the Grantee one share of the Company's Common Stock for each Restricted Unit for which the restrictions have lapsed, subject to any deferral election made by Grantee under the Corporation's Deferred Compensation Plan.

         The obligation of the Corporation to deliver Stock shall, however, be subject to the condition that if at any time the Compensation Committee shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. The issuance of shares to Grantee pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

7. Grantee's Securities Law Representations.

         The Grantee hereby represents and warrants to the Corporation: (a) that the Stock subject to the Restricted Units is being acquired for purposes of investment and not with a view to distribution thereof; (b) that if Grantee is or becomes an affiliate of the Corporation (as defined in regulations promulgated by the Securities and Exchange Commission) prior to the time of any proposed resale of shares acquired, or if such shares are not registered under the Securities Act of 1933, as amended (the "1933 Act"), the Grantee will comply with all applicable conditions of the 1933 Act and the rules and regulations promulgated thereunder in effecting such resale; and (c) that the Grantee shall not dispose of any shares of such Stock in any manner that is, or may involve the Corporation in, a violation of any federal or state securities law, including the 1933 Act.

         The Compensation Committee may require that the share certificates be inscribed with a legend restricting transfer in accordance with applicable securities law requirements.

8. Adjustment Upon Changes in Capitalization.

         In the event of any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares, a merger or consolidation in which the Corporation is the surviving corporation, or any other change in capitalization, the number and class of Restricted Units shall be adjusted by the Compensation Committee in the same manner as stock options are adjusted under the Plan.

9. Changes In Control.

         The restrictions will lapse as to 100% of the Restricted Units upon a "Change in Control" as that term is defined in the Plan.


10.      Employment Not Affected.

         The granting of the Award shall not be construed to create an obligation on the part of the Corporation or its subsidiaries to continue Grantee's employment. Except as may otherwise be provided in a written agreement between Grantee and the Corporation (or its subsidiary), the Corporation and its subsidiaries specifically reserve the right to terminate at will, with or without cause, the Grantee's employment at any time (whether by dismissal, discharge, retirement or otherwise).

11. Amendment of Award.

         The Award may be amended, in whole or in part, by the Compensation Committee at any time if it determines, in its sole discretion, that such amendment is necessary or advisable in the light of any addition to or change in: (a) the Code or regulations issued thereunder or (b) any federal or state securities law or other law or regulation, which change occurs after the grant of the Award and by its terms retroactively applies to the Award; provided, however, that no such amendment shall, without the Grantee's consent, materially adversely affect Grantee's rights in and to the Restricted Units.

12. Notice.

         Notices to the Corporation shall be addressed to it in care of its Chief Financial Officer or Corporate Secretary, and any notice to the Grantee shall be addressed to the current address shown on the Corporation's payroll records. Any notice shall be deemed duly given if delivered in writing directly to the recipient or by registered or certified mail, postage prepaid.

13. Incorporation of 2000 Stock Option and Stock Award Plan by Reference.

         The Award is granted pursuant to the terms of the Corporation's 2000 Stock Option and Stock Award Plan, as in effect from time to time, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. The Compensation Committee shall have full authority to interpret and construe the Award, in its sole discretion, and its decision shall be conclusive and binding upon any question of law or fact arising hereunder and shall be enforceable at law or in equity by any court of competent jurisdiction.

14. Governing Law.

         The validity, construction, interpretation and effect of this instrument and any other matter arising under this instrument shall exclusively be governed by, and determined in accordance with applicable Federal law and the laws of the State of New York, without regard to New York rules for conflicts of law.

         IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the date first written above.

Attest:                                   INTERMAGNETICS GENERAL CORPORATION


/s/ Katherine M. Sheehan                  By: /s/ Glenn H. Epstein
-------------------------                     ---------------------------------
Corporate Secretary                       Glenn H. Epstein
                                          Chairman and Chief Executive Officer



         I hereby accept the award of Restricted Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all decisions and determinations of the Compensation Committee with respect to the Restricted Units shall be final and binding.



/s/ Thomas J. O'Brien
-----------------------
Thomas J. O'Brien

                           RESTRICTED STOCK UNIT AWARD
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I. DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Adjusted Pre-Tax EPS.

         "Base Year" shall mean the Corporation's fiscal year ended May 26, 2002.

         "Base Year Adjusted Pre-Tax EPS" shall mean $1.30.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II. PERFORMANCE TARGETS


----------------------------------------------------------------------------------------------------------------------
70,000 Restricted Units                25,000 Threshold          55,000 Intermediate            70,000 Stretch
----------------------------------------------------------------------------------------------------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded
----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance
Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------

III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.


Stretch Shares Available                          70,000


Year 3 allocation             EPS Growth          Share Alloc         % vesting           Shares earned
-----------------             ----------          -----------         ---------           -------------
EPS $1.64 - $1.74             8%-10.4%            25,000              15%                 3,750

EPS $1.75 - $1.97             10.5%-14.9%         55,000              15%                 8,250

EPS $1.98 +                   15%                 70,000              15%                 10,500

Year 4 allocation             EPS Growth          Share Alloc         % vesting           Shares earned
-----------------             ----------          -----------         ---------           -------------

EPS $1.77 - $1.93             8%-10.4%            25,000              20%                 5,000

EPS $1.94 - $2.26             10.5%-14.9%         55,000              20%                 11,000

EPS $2.27 +                   15%                 70,000              20%                 14,000

Year 5 Allocation             EPS Growth          Share Alloc         % vesting           Shares earned*
-----------------             ----------          -----------         ---------           --------------
$1.91                         8.0%                25,000              100%                25,000

$1.92                         8.1%                26,000              100%                26,000

$1.93                         8.2%                27,000              100%                27,000

$1.94                         8.3%                28,000              100%                28,000

$1.95                         8.4%                29,000              100%                29,000

$1.95                         8.5%                30,000              100%                30,000

$1.96                         8.6%                31,000              100%                31,000

$1.97                         8.7%                32,000              100%                32,000

$1.98                         8.8%                33,000              100%                33,000

$1.99                         8.9%                34,000              100%                34,000

$2.00                         9.0%                35,000              100%                35,000

$2.01                         9.1%                36,000              100%                36,000

$2.02                         9.2%                37,000              100%                37,000

$2.03                         9.3%                38,000              100%                38,000

$2.04                         9.4%                39,000              100%                39,000

$2.05                         9.5%                40,000              100%                40,000

$2.06                         9.6%                41,000              100%                41,000

$2.07                         9.7%                42,000              100%                42,000

$2.07                         9.8%                43,000              100%                43,000

$2.08                         9.9%                44,000              100%                44,000

$2.09                         10.0%               45,000              100%                45,000

$2.10                         10.1%               46,000              100%                46,000

$2.11                         10.2%               47,000              100%                47,000

$2.12                         10.3%               48,000              100%                48,000

$2.13                         10.4%               49,000              100%                49,000

$2.14                         10.5%               50,000              100%                50,000

$2.15                         10.6%               51,000              100%                51,000

$2.16                         10.7%               52,000              100%                52,000



Year 5 Allocation             EPS Growth          Share Alloc         % vesting           Shares earned*
-----------------             ----------          -----------         ---------           --------------
$2.17                         10.8%               53,000              100%                53,000

$2.18                         10.9%               54,000              100%                54,000

$2.19                         11.0%               55,000              100%                55,000

$2.20                         11.1%               55,400              100%                55,400

$2.21                         11.2%               55,800              100%                55,800

$2.22                         11.3%               56,200              100%                56,200

$2.23                         11.4%               56,500              100%                56,500

$2.24                         11.5%               56,900              100%                56,900

$2.25                         11.6%               57,300              100%                57,300

$2.26                         11.7%               57,700              100%                57,700

$2.27                         11.8%               58,000              100%                58,000

$2.28                         11.9%               58,400              100%                58,400

$2.29                         12.0%               58,800              100%                58,800

$2.30                         12.1%               59,100              100%                59,100

$2.31                         12.2%               59,500              100%                59,500

$2.32                         12.3%               59,900              100%                59,900

$2.33                         12.4%               60,300              100%                60,300

$2.34                         12.5%               60,600              100%                60,600

$2.35                         12.6%               61,000              100%                61,000

$2.36                         12.7%               61,400              100%                61,400



Year 5 Allocation             EPS Growth          Share Alloc         % vesting           Shares earned*
-----------------             ----------          -----------         ---------           --------------
$2.37                         12.8%               61,800              100%                61,800

$2.38                         12.9%               62,100              100%                62,100

$2.40                         13.0%               62,500              100%                62,500

$2.41                         13.1%               62,900              100%                62,900

$2.42                         13.2%               63,300              100%                63,300

$2.43                         13.3%               63,600              100%                63,600

$2.44                         13.4%               64,000              100%                64,000

$2.45                         13.5%               64,400              100%                64,400

$2.46                         13.6%               64,800              100%                64,800

$2.47                         13.7%               65,100              100%                65,100

$2.48                         13.8%               65,500              100%                65,500

$2.49                         13.9%               65,900              100%                65,900

$2.50                         14.0%               66,300              100%                66,300

$2.50  - $2.61                14.1%               66,600              100%                66,600

$2.50  - $2.61                14.2%               67,000              100%                67,000

$2.50  - $2.61                14.3%               67,400              100%                67,400

$2.50  - $2.61                14.4%               67,800              100%                67,800

$2.50  - $2.61                14.5%               68,100              100%                68,100

$2.50  - $2.61                14.6%               68,500              100%                68,500

$2.50  - $2.61                14.7%               68,900              100%                68,900

$2.50  - $2.61                14.8%               69,300              100%                69,300

$2.50  - $2.61                14.9%               69,600              100%                69,600


Year 5 Allocation             EPS Growth          Share Alloc         % vesting           Shares earned*
-----------------             ----------          -----------         ---------           --------------
$2.62                         15.0%               70,000              100%                70,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2003 or 2004.